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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):             August 1, 2005


                        Loral Space & Communications Ltd.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

          Bermuda                     1-14180                   13-3867424
----------------------------       -------------              --------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)

c/o Loral SpaceCom Corporation                                    10016
 600 Third Avenue, New York,
          New York
-------------------------------                                 -----------
   (Address of principal                                        (Zip Code)
     executive offices)

  Registrant's telephone number, including area code:            (212) 697-1105

                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.03.  BANKRUPTCY OR RECEIVERSHIP

On July 15, 2003, Loral Space & Communications Ltd. ("Loral" or the "Company") and certain of its subsidiaries (the "Debtor Subsidiaries" and collectively with Loral, the "Debtors"), filed voluntary petitions for reorganization under chapter 11 of title 11 ("Chapter 11") of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Lead Case No. 03-4171-(RDD), Case Nos. 03-41709
(RDD) through 03-41728 (RDD)) (the "Chapter 11 Cases"). Loral and the Debtor Subsidiaries continue to manage their properties and operate their businesses as "debtors in possession" under the jurisdiction of the Bankruptcy Court and in accordance with the provisions of the Bankruptcy Code.

On August 1, 2005 (the "Confirmation Date"), the Court entered an order (the "Confirmation Order") confirming the Debtors' Fourth Amended Joint Plan of Reorganization, as modified by the Confirmation Order (the "Plan"). Following the satisfaction of various conditions, the Company will emerge from Chapter 11 on the effective date (the "Effective Date") of the Plan. The Plan and the Confirmation Order are incorporated by referenced herein.

Summary of the Plan

The following is a summary of the matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

1.  Structure of New Loral
On the Effective Date, Loral Space & Communications Inc., a newly-formed Delaware corporation ("New Loral") will own, through an intermediate holding company, all of the outstanding common stock of two subsidiaries: Loral Skynet Corporation, a Delaware corporation formerly known as Loral Orion, Inc. (respectively, "New Skynet" and "Orion") and Space Systems/Loral, Inc., a Delaware corporation ("SS/L"). New Skynet will succeed to the ownership of all of the assets of Orion and, directly or indirectly, the following additional assets held by the Debtors: (i) all of the equity interests in XTAR, L.L.C.;
(ii) all licenses or rights to orbital slots; (iii) all of the Telstar 18 satellite transponders and equity (if any) that is not currently owned by Orion;
(iv) EdS; (v) Loral Skynet do Brasil Ltda. (including all of its assets and the orbital slot license for EdS); (vi) all owned transponders on the Satmex 5 satellite owned by Satelites Mexicanos, S.A. de C.V. ("Satmex"); (vii) the joint venture rights and interests in Mabuhay Space Holdings Limited; (viii) all interests in Globalstar, L.L.C.; (ix) trademark rights relating to the satellite services business; (x) all equity in Satmex; (xi) other assets used to operate the satellites; and (xii) all of the equity interests in Loral
Skynet Network Services, Inc. ("LSNS"). New Skynet will be the satellite services arm of New Loral and will continue to provide satellite services and, through LSNS, network and professional services and support. SS/L will continue its existence as the satellite design and manufacturing arm of New Loral and will own substantially all of its former assets, other than those assets transferred as described above.

2. Classification and Treatment of Claims and Equity Interests
The Plan classifies Claims and Equity Interests separately and provides different treatment for different Classes of Claims and Equity Interests in accordance with the Bankruptcy Code. The following table briefly summarizes the classification and treatment of Claims and Equity Interests under the Plan:

             Type of Claim
Class      or Equity Interest                   Treatment
-----      ------------------                   ---------
--         Administrative      Unimpaired; paid in full, in Cash, or
           Expense Claims      in accordance with the terms and
           against the         conditions of transactions or
           Ltd. Debtors(1)     agreements relating to obligations
                               incurred in the ordinary course of
                               business during the pendency of the
                               Reorganization Cases or assumed by the
                               Ltd. Debtors as Debtors in Possession.

--         Priority Tax        Unimpaired; except to the extent that a
           Claims against the  holder agrees to different treatment,
           Ltd. Debtors        at the option of the Ltd. Debtors,
                               after consultation with the Creditors'
                               Committee, either (i) paid in full, in
                               Cash, or (ii) paid over a six-year period
                               from the date of assessment as provided in
                               section 1129(a)(9)(C) of the Bankruptcy
                               Code with interest payable at a rate of 6%
                               per year, subject to the Ltd. Debtors'
                               option to prepay such Claim.

--         Indenture Trustee   Unimpaired; paid in full, in Cash, as
           Fees                Administrative Expense Claims.

Ltd.       Other Priority      Unimpaired; paid in full, in Cash.
Class 1    Claims against the
           Ltd. Debtors

Ltd.       Secured Tax the     Impaired; except to the extent that a
Class 2    Claims against      holder agrees to different treatment,
           Ltd. Debtors        at the option of the Ltd. Debtors,
                               after consultation with the Creditors'
                               Committee, (i) Cash in the amount equal
                               to such Allowed Secured Tax Claim,
                               including applicable interest as
                               provided in section 506(b) of the
                               Bankruptcy Code, on or as soon as
                               reasonably practicable after the
                               Effective Date, (ii) equal annual Cash
                               payments beginning one year after the
                               Effective Date in an aggregate amount
                               equal to such Allowed Secured Tax Claim,
                               with interest payable at a rate of 6% per
                               annum over a six-year period, subject to
                               the Ltd. Debtors' option to prepay such
                               Claim, or (iii) upon such other terms
                               determined by the Bankruptcy Court to
                               provide the holder of such Allowed Secured
                               Tax Claim deferred Cash payments having a
                               value, as of the Effective Date, equal to
                               such Claim. If the Ltd. Debtors treat a
                               Claim under clause (i) above, the Liens
                               securing such Claim shall be deemed released.

Ltd.       Secured Claims      Unimpaired; at the sole option of the Ltd.
Class 3    against the Ltd.    Debtors, (i) Cash in the amount equal to 100%
                               of the unpaid


----------
(1) The "Ltd. Debtors" consist of all of the Debtors other than the Orion Debtors, the SpaceCom Debtors and the SS/L Debtors.

             Type of Claim
Class      or Equity Interest                   Treatment
-----      ------------------                   ---------
           Debtors             amount of such Allowed Secured Claim, (ii) the
                               proceeds of the sale or disposition of
                               the Collateral securing such Allowed
                               Claim to the extent of the value of the
                               holder's secured interest in such
                               Collateral, (iii) the Collateral
                               securing such Allowed Claim, or (iv)
                               such other distribution as necessary to
                               satisfy the requirements of section
                               1124 of the Bankruptcy Code.  If the
                               Ltd. Debtors treat a Claim under clause
                               (i) or (ii) above, the Liens securing
                               such Claim shall be deemed released.

Ltd.       Ltd. General        Impaired; will receive its Ltd. Class 4
Class 4    Unsecured Claims    Pro Rata Share(2) of the New Loral Common
                               Stock Balance.(3)

Ltd.       Ltd. Preferred      Impaired; no distribution.
Class 5    Stock Interests

Ltd.       Ltd. Equity         Impaired; no distribution.
Class 6    Interests

Ltd.       Securities          Impaired; no distribution in accordance
Class 7    Litigation          with section 510(b) of the Bankruptcy
           Claims              Code.

--         Administrative      Unimpaired; paid in full, in Cash, or in
           Expense Claims      accordance with the terms and conditions
           against the         of transactions or agreements relating to
           Orion Debtors(4)    obligations incurred in the ordinary course
                               of business during the pendency of the
                               Reorganization Cases or assumed by the
                               Orion Debtors as Debtors in Possession.

--         Priority Tax        Unimpaired; except to the extent that a holder
           Claims against      agrees to different treatment, at the option
           the Orion           of the Orion Debtors, after consultation
           Debtors             with the Creditors' Committee, either (i)
                               paid in full, in Cash, or (ii) paid over a
                               six-year period from the date of assessment
                               as provided in section 1129(a)(9)(C) of the
                               Bankruptcy Code with interest payable at a rate
                               of 6% per year, subject to the Orion Debtors'
                               option to prepay such Claim.


----------
(2) A "Ltd. Class 4 Pro Rata Share" is the ratio (expressed as a percentage) of the amount of an Allowed Ltd. General Unsecured Claim to the sum of (a) the aggregate amount of Allowed Ltd. General Unsecured Claims and (b) the aggregate of the Disputed Claim Amounts of All Disputed Claims in Ltd. Class 4. The "Disputed Claim Amount" is the estimated dollar value of a Disputed Claim pursuant to section 502(c) of the Bankruptcy Code or as otherwise agreed to between the holder of such Claim and the applicable Debtor or Reorganized Debtor, or as otherwise determined by the Bankruptcy Court, or if no such amount exists, the amount set forth as the liquidated amount of such Disputed Claim in the proof of claim filed in respect of such Claim.

(3) The "New Loral Common Stock Balance" is 12,420,652 shares of New Loral Common Stock.

(4) The "Orion Debtors" consist of Orion and its Debtor subsidiaries.

             Type of Claim
Class      or Equity Interest                   Treatment
-----      ------------------                   ---------
Orion      Other Priority      Unimpaired; paid in full, in Cash.
Class 1    Claims against the
           Orion Debtors

Orion      Secured Tax         Impaired; except to the extent that a
Class 2    Claims against the  holder agrees to different treatment,
           Orion Debtors       at the option of the Orion Debtors,
                               after consultation with the Creditors'
                               Committee, (i) Cash in the amount equal
                               to such Allowed Secured Tax Claim,
                               including applicable interest as provided
                               in section 506(b) of the Bankruptcy Code,
                               on or as soon as reasonably practicable
                                after the Effective Date, (ii) equal
                               annual Cash payments beginning one year
                               after the Effective Date in an aggregate
                               amount equal to such Allowed Secured Tax
                               Claim, with interest payable at a rate of
                               6% per annum over a six-year period, subject
                               to the Orion Debtors' option to prepay such
                               Claim, or (iii) upon such other terms
                               determined by the Bankruptcy Court to
                               provide the holder of such Allowed Secured
                               Tax Claim deferred Cash payments having a
                               value, as of the Effective Date, equal to
                               such Claim. If the Orion Debtors treat a
                               Claim under clause (i) above, the Liens
                               securing such Claim shall be deemed released.

Orion      Secured Claims      Unimpaired; at the sole option of the
Class 3    against the         Orion Debtors, (i) Cash in the amount
           Orion Debtors       equal to 100% of the unpaid amount of
                               such Allowed Secured Claim, (ii) the
                               proceeds of the sale or disposition of
                               the Collateral securing such Allowed
                               Claim to the extent of the value of the
                               holder's secured interest in such
                               Collateral, (iii) the Collateral
                               securing such Allowed Claim, or (iv)
                               such other distribution as necessary to
                               satisfy the requirements of section
                               1124 of the Bankruptcy Code.  If the
                               Orion Debtors treat a Claim under
                               clause (i) or (ii) above, the Liens
                               securing such Claim shall be deemed
                               released.

Orion      Orion General       Impaired; (A) distribution of an Orion
Class 4    Unsecured           Pro Rata Share(6) of (i) 7,579,348 shares
           Claims(5)           of New Loral Common Stock as of the Effective
                               Date and (ii) the New Skynet Preferred Stock
                               and (B) each holder of an Allowed Orion
                               General Unsecured Claim may participate
                               in a rights offering to subscribe for the
                               New Skynet Notes on account of such Claim.


----------
(5) In addition to holding a Claim in Orion Class 4, holders of Orion 10% Note Claims also hold Claims in Ltd. Class 4 on account of their Ltd. Guaranty Claims.

(6) An "Orion Pro Rata Share" is the ratio (expressed as a percentage) of the amount of an Allowed Orion General Unsecured Claim to the sum of (a) the aggregate amount of all Allowed Orion General Unsecured

             Type of Claim
Class      or Equity Interest                   Treatment
-----      ------------------                   ---------
Orion      Orion Equity        Unimpaired; unaltered.
Class 5    Interests

--         Administrative      Unimpaired; paid in full, in Cash, or
           Expense Claims      in accordance with the terms and
           against the         conditions of transactions or
           SpaceCom            agreements relating to obligations
           Debtors(7)          incurred in the ordinary course of
                               business during the pendency of the
                               Reorganization Cases or assumed by the
                               SpaceCom Debtors as Debtors in Possession.

--         Priority Tax        Unimpaired; except to the extent that a
           Claims against the  holder agrees to different treatment,
           SpaceCom Debtors    at the option of the SpaceCom Debtors,
                               after consultation with the Creditors'
                               Committee, either (i) paid in full, in Cash,
                               or (ii) paid over a six-year period from
                               the date of assessment as provided in
                               section 1129(a)(9)(C) of the Bankruptcy Code
                               with interest payable at a rate of 6% per
                               year, subject to the SpaceCom Debtors'
                               option to prepay such Claim.

SpaceCom   Other Priority      Unimpaired; paid in full, in Cash.
Class 1    Claims against the
           SpaceCom
           Debtors


----------
Claims and (b) the Disputed Claim Amounts of all Disputed Claims in Orion Class
4. The "Disputed Claim Amount" is the estimated dollar value of a Disputed Claim pursuant to section 502(c) of the Bankruptcy Code or as otherwise agreed to between the holder of such Claim and the applicable Debtor or Reorganized Debtor, or as otherwise determined by the Bankruptcy Court, or if no such amount exists, the amount set forth as the liquidated amount of such Disputed Claim in the proof of claim filed in respect of such Claim.

(7) The "SpaceCom Debtors" consist of SpaceCom and its Debtor subsidiaries, other than SS/L and its Debtor subsidiary.

             Type of Claim
Class      or Equity Interest                   Treatment
-----      ------------------                   ---------
SpaceCom   Secured Tax         Impaired; except to the extent that a
Class 2    Claims against      holder agrees to different treatment,
           the SpaceCom        at the option of the SpaceCom Debtors,
           Debtors             after consultation with the Creditors'
                               Committee, (i) Cash in the amount equal
                               to such Allowed Secured Tax Claim,
                               including applicable interest as
                               provided in section 506(b) of the
                               Bankruptcy Code, on or as soon as
                               reasonably practicable after the
                               Effective Date, (ii) equal annual Cash
                               payments beginning one year after the
                               Effective Date in an aggregate amount
                               equal to such Allowed Secured Tax Claim,
                               with interest payable at a rate of 6% per
                               annum over a six-year period, subject to
                               the SpaceCom Debtors' option to prepay such
                               Claim, or (iii) upon such other terms
                               determined by the Bankruptcy Court to
                               provide the holder of such Allowed Secured
                               Tax Claim deferred Cash payments having a
                               value, as of the Effective Date, equal to
                               such Claim. If the SpaceCom Debtors treat
                               a Claim under clause (i) above, the Liens
                               securing such Claim shall be deemed released.

SpaceCom   Secured Claims      Unimpaired; at the sole option of the
Class 3    against the         SpaceCom Debtors, (i) Cash in the
           SpaceCom            amount equal to 100% of the unpaid
           Debtors             amount of such Allowed Secured Claim,
                               (ii) the proceeds of the sale or
                               disposition of the Collateral securing
                               such Allowed Claim to the extent of the
                               value of the holder's secured interest in
                               such Collateral, (iii) the Collateral
                               securing such Allowed Claim, or (iv) such
                               other distribution as necessary to satisfy
                               the requirements of section 1124 of the
                               Bankruptcy Code. If the SpaceCom Debtors treat
                               a Claim under clause (i) or (ii) above, the Liens
                               securing such Claim shall be deemed released.

SpaceCom   SpaceCom            Unimpaired; paid in full, in Cash in an
Class 4    General             amount equal to such Allowed Claim plus
           Unsecured           interest thereon (without any
           Claims              compounding) at a rate of 6% per annum
                               for the period from the Commencement
                               Date through the Effective Date, on or
                               as soon as reasonably practicable after
                               the later of (i) the Effective Date,
                               (ii) the date such Claim becomes Allowed and
                               (iii) the date for payment provided by any
                               agreement or understanding between the
                               applicable SpaceCom Debtor or SpaceCom
                               Debtors and the holder of such Claim.

SpaceCom   SpaceCom            Unimpaired; unaltered.
Class 5    Equity
           Interests

             Type of Claim
Class      or Equity Interest                   Treatment
-----      ------------------                   ---------
--         Administrative      Unimpaired; paid in full, in Cash, or
           Expense Claims      in accordance with the terms and
           against the         conditions of transactions or
           SS/L Debtors(8)     agreements relating to obligations
                               incurred in the ordinary course of
                               business during the pendency of the
                               Reorganization Cases or assumed by the
                               SS/L Debtors as Debtors in Possession.

--         Priority Tax        Unimpaired; except to the extent that a
           Claims against      holder agrees to different treatment,
           the SS/L            at the option of the SS/L Debtors,
           Debtors             after consultation with the Creditors'
                               Committee, either (i) paid in full, in
                               Cash, or (ii) paid over a six-year period
                               from the date of assessment as provided in
                               section 1129(a)(9)(C) of the Bankruptcy
                               Code with interest payable at a rate of
                               6% per year, subject to the SS/L Debtors'
                               option to prepay such Claim.

SS/L       Other Priority      Unimpaired; paid in full, in Cash.
Class 1    Claims against the
           SS/L Debtors

SS/L       Secured Tax         Impaired; except to the extent that a
Class 2    Claims against      holder agrees to different treatment,
           the SS/L            at the option of the SS/L Debtors,
           Debtors             after consultation with the Creditors'
                               Committee, (i) Cash in the amount equal
                               to such Allowed Secured Tax Claim,
                               including applicable interest as provided
                               in section 506(b) of the Bankruptcy Code,
                               on or as soon as reasonably practicable
                               after the Effective Date, (ii) equal
                               annual Cash payments beginning one year
                               after the Effective Date in an aggregate
                               amount equal to such Allowed Secured Tax
                               Claim, with interest payable at a rate of
                               6% per annum over a six-year period, subject
                               to the SS/L Debtors' option to prepay such
                               Claim, or (iii) upon such other terms
                               determined by the Bankruptcy Court to
                               provide the holder of such Allowed
                               Secured Tax Claim deferred Cash payments
                               having a value, as of the Effective Date,
                               equal to such Claim. If the SS/L Debtors
                               treat a Claim under clause (i) above, the
                               Liens securing such Claim shall be
                               deemed released.

SS/L       Secured Claims      Unimpaired; at the sole option of the
Class 3    against the         SS/L Debtors, (i) Cash in the amount
           SS/L Debtors        equal to 100% of the unpaid amount of
                               such Allowed Secured Claim, (ii) the
                               proceeds of the sale or disposition of
                               the Collateral securing such Allowed
                               Claim to the extent of the value of the
                               holder's secured interest in such
                               Collateral, (iii) the Collateral
                               securing such Allowed Claim, or (iv)
                               such other distribution as necessary to


(8) The "SS/L Debtors" consist of SS/L and its Debtor subsidiary.

             Type of Claim
Class      or Equity Interest                   Treatment
-----      ------------------                   ---------
                               satisfy the requirements of section
                               1124 of the Bankruptcy Code.  If the
                               SS/L Debtors treat a Claim under clause
                               (i) or (ii) above, the Liens securing
                               such Claim shall be deemed released.

SS/L       SS/L General        Unimpaired; paid in full, in Cash in an
Class 4    Unsecured           amount equal to such Allowed Claim plus
           Claims              interest thereon (without any
                               compounding) at a rate of 6% per annum
                               for the period from the Commencement
                               Date through the Effective Date, on or
                               as soon as reasonably practicable after
                               the later of (i) the Effective Date,
                               (ii) the date such Claim becomes
                               Allowed and (iii) the date for payment
                               provided by any agreement or
                               understanding between the applicable
                               SS/L Debtor or SS/L Debtors and the
                               holder of such Claim.

SS/L       SS/L Equity         Unimpaired; unaltered.
Class 5    Interests

3.    Securities to be Issued Under the Plan
Pursuant to the Plan, New Loral and New Skynet, as applicable, are authorized without further act or action under applicable law, regulation, order, or rule to issue the following securities: (a) the New Loral Common Stock, (b) the New Skynet Preferred Stock, (c) the New Skynet Notes, (d) the Subscription Rights and (e) the Options.

      (a) New Loral Common Stock. As of the Effective Date, the authorized common stock of New Loral will consist of 40,000,000 shares of New Loral Common Stock, par value $.01 per share. Pursuant to the Plan, an aggregate of 20,000,000 shares of New Loral Common Stock will be issued to holders of Allowed Orion General Unsecured Claims and holders of Allowed Ltd. General Unsecured Claims. The rights of holders of New Loral Common Stock will be subject to the New Loral Certificate of Incorporation and New Loral By-laws and applicable Delaware law. The New Loral Common Stock issued to creditors pursuant to the Plan will be subject to dilution by shares of New Loral Common Stock issued under the New Management Stock Plan. New Loral will use its commercially reasonable efforts to cause the shares of New Loral Common Stock to be registered under Section 12 of the Securities Exchange Act of 1934, as amended, and listed on the Nasdaq market system or other national securities exchange for which it may qualify as soon as practicable after the Effective Date.

      (b) New Skynet Preferred Stock. The New Skynet Preferred Stock is non-convertible preferred stock of New Skynet, $0.01 par value per share, 2,000,000 shares of which shall be authorized for issuance, of which 1,000,000 shares shall be issued as of the Effective Date. Pursuant to the Plan, on the Effective Date, New Skynet shall issue to holders of Orion General Unsecured Claims New Skynet Preferred Stock with an aggregate liquidation preference of $200,000,000 plus accrued but unpaid dividends (the "Liquidation Preference"). The New Skynet Preferred Stock will have an annual dividend equal to 12% of the Liquidation Preference, which shall be mandatorily payable semi-annually in Cash, in arrears; provided, however, that such dividend may be payable in kind (i.e., in additional shares of New Skynet Preferred Stock) under certain circumstances as set forth in the Certificate of Designation of the New Skynet Preferred Stock.

      (c) New Skynet Notes. Pursuant to the Plan, in connection with the offering of Subscription Rights to the holders of Orion General Unsecured Claims described, New Skynet shall issue senior secured notes in the principal amount of $120,000,000 plus the Backstop Fee, the terms of which are governed by the New Skynet Notes Indenture, dated as of the Effective Date, between New Skynet and an indenture trustee to be selected by New Skynet. The New Skynet Notes will be guaranteed by certain of New Skynet Subsidiaries on a senior secured basis. The New Skynet Notes will have a ten-year term, bearing interest at the rate of 14% per annum payable semi-annually in arrears; provided, however, that such interest may be payable in kind (i.e., in additional New Skynet Notes) under certain circumstances as set forth in the New Skynet Indenture.

      (d) Subscription Rights. Pursuant to the Plan, holders of Orion General Unsecured Claims were entitled to Subscription Rights, which are non-transferable, non-certificated rights to subscribe for the New Skynet Notes in the aggregate principal amount of $120,000,000. Upon expiration of the Rights Offering on July 29, 2005, $98,321,000 of the New Skynet Notes had been subscribed for. The amount of New Skynet Notes that are not subscribed for pursuant to the Rights Offering will be purchased by the Backstop Purchasers pursuant to the Backstop Commitment Agreement. In consideration for its agreement to backstop the Rights Offering, each Backstop Purchaser will, subject to the Backstop Commitment Agreement, receive its pro rata share of the Backstop Fee, consisting of $6 million of New Skynet Notes, as well as a reimbursement of certain expenses. The proceeds of the Rights Offering will be used to (i) purchase substantially all of the non-Orion satellite services assets and (ii) fund the cash portion of the distributions to be made to holders of Allowed Claims in SpaceCom Class 4 and SS/L Class 4.

      (e) Options. The New Management Stock Plan provides for a New Management Incentive Program (the "New Management Incentive Program") consisting of a stock option plan for the Reorganized Debtors' management and other key employees. The New Management Incentive Program will provide for Options to acquire shares of New Loral Common Stock representing up to 6.5% of the fully diluted common stock of New Loral as of the Effective Date, or approximately 1.39 million shares.

4.    Discharge and Injunction
The rights afforded in the Plan and the payments and distributions to be made thereunder will discharge all existing debts and claims, and except as provided in the Plan with regard to the Orion Equity interests, SpaceCom Equity interests and SS/L Equity interests held by the Debtors, will terminate all equity interests, of any kind, nature, or description whatsoever against or in the Debtors or any of their assets or properties to the fullest extent permitted by
Section 1141 of the Bankruptcy Code. Except as provided in the Plan, upon the Effective Date, all existing claims against the Debtors and equity interests in the Debtors will be, and will be deemed to be, discharged and terminated, and all holders of claims and equity interests will be precluded and enjoined from asserting against the Reorganized Debtors, their successors or assignees, or any of their assets or properties, any other or further claim or equity interest based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date, whether or not such holder has filed a proof of claim or proof of equity interest, and whether or not the facts or legal bases therefore were known or existed prior to the Effective Date.

Upon the Effective Date and in consideration of the distributions to be made under the Plan, except as otherwise expressly provided in the Plan, each holder (as well as any trustees and agents on behalf of each holder) of a claim or equity interest and any affiliate of such holder will be deemed to have forever waived, released and discharged the Debtors, to the fullest extent permitted by
Section 1141 of the Bankruptcy Code, of and from any and all claims, equity interests, rights and liabilities that arose prior to the Effective Date. Upon the Effective Date, all such persons will be forever precluded and enjoined, pursuant to Section 524 of the Bankruptcy Code, from prosecuting or asserting any such discharged claim against or terminated equity interest in the Debtors.

Except as otherwise expressly provided in the Plan, all persons or entities who have held, hold or may hold claims or equity interests and all other parties in interest, along with their respective present or former employees, agents, officers, directors, principals and affiliates, are permanently enjoined, from and after the Effective Date, from (I) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such claim or equity interest against the Debtors or Reorganized Debtors, (II) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors or Reorganized Debtors, (III) creating, perfecting, or enforcing any encumbrance of any kind against the Debtors or Reorganized Debtors or against the property or interests in property of the Debtors or Reorganized Debtors, or (IV) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtors or Reorganized Debtors or against the property or interests in property of the Debtors or Reorganized Debtors with respect to any such claim or equity interest. Such injunction will extend to any successors of the Debtors and Reorganized Debtors and their respective properties and interest in properties.

Information Regarding Equity Interests

The Company has 44,107,782 shares of common stock, 3,745,485 shares of Series C preferred stock and 734,135 shares of Series D preferred stock issued and outstanding as of the date of this report. As discussed above, on the Effective Date, the currently outstanding shares of the Company's common and preferred stock will be cancelled without any distribution to be made to the holders of such shares. See sections 3(a), (b) and (e) above for a discussion of the equity interests to be issued by New Loral pursuant to the Plan.

Certain Financial Information

Information regarding the assets and liabilities of the Company is set forth in the Company's monthly operating report for the period of April 22, 2005 through May 20, 2005 filed with the Bankruptcy Report in the form attached hereto as
Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                   Description
-----------                   -----------
2.1               Debtors' Fourth Amended Joint Plan of Reorganization Under
                  Chapter 11 of the Bankruptcy Code, dated June 3, 2005.
                  (Incorporated by reference to Exhibit 2.1 to the Company's
                  Current Report on Form 8-K filed on June 8, 2005.)

2.2               Modification to Debtors' Fourth Amended Plan of
                  Reorganization Under Chapter 11 of the Bankruptcy Code, dated August 1, 2005.

2.3               Bankruptcy Court Order, dated August 1, 2005, confirming the
                  Debtors' Fourth Amended Joint Plan of Reorganization Under
                  Chapter 11 of the Bankruptcy Code, as modified.

99.1              Company's Monthly Operating Report for the period of April 22,
                  2005 through May 20, 2005 filed with the Bankruptcy Report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Loral Space & Communications Ltd.

August 5, 2005                         By: /s/ Janet Yeung
                                           --------------------------------
                                           Name: Janet Yeung
                                           Title: Vice President, Deputy General
                                           Counsel and Assistant Secretary

                                  Exhibit Index

Exhibit No.                        Description
-----------                        -----------
2.1               Debtors' Fourth Amended Joint Plan of Reorganization Under
                  Chapter 11 of the Bankruptcy Code, dated June 3, 2005.
                  (Incorporated by reference to Exhibit 2.1 to the Company's
                  Current Report on Form 8-K filed on June 8, 2005.)

2.2               Modification to Debtors' Fourth Amended Plan of
                  Reorganization Under Chapter 11 of the Bankruptcy Code, dated August 1, 2005.

2.3               Bankruptcy Court Order, dated August 1, 2005, confirming the
                  Debtors' Fourth Amended Joint Plan of Reorganization Under
                  Chapter 11 of the Bankruptcy Code, as modified.

99.1              Company's Monthly Operating Report for the period of April 22,
                  2005 through May 20, 2005 filed with the Bankruptcy Report.